                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 27, 2006
                                                       --------------------

                              Armor Holdings, Inc.
                              -------------------
             (Exact name of registrant as specified in its charter)

        Delaware                                               0-18863                                      59-3392443
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(State or other jurisdiction                              (Commission File Number)                (IRS Employer Identification No.)
         of incorporation)

13386 International Parkway, Jacksonville, Florida                                                                      32218
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(Address of principal executive offices)                                                                            (Zip Code)

       Registrant's telephone number, including area code (904) 741-5400
                                                          --------------

        -------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)
 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure
                  ------------------------

     On February 27, 2006, the Registrant and Stewart & Stevenson Services, Inc.
issued a joint press release announcing their entry into a definitive merger agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  (c) Exhibits. The following Exhibit is furnished herewith as a part of this report:

Exhibit              Description
-------              -----------

99.1                 Press Release dated February 27, 2006 announcing the
                     Registrant's entry into an agreement to acquire Stewart &
                     Stevenson Services, Inc.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2006

                                        ARMOR HOLDINGS, INC.

                                   By:  /s/ Robert R. Schiller
                                        ----------------------------------------
                                        Name:    Robert R. Schiller
                                        Title:   President and Chief Operating
                                                 Officer

                                  EXHIBIT INDEX

Number            Exhibit
------            -------

Exhibit 99.1      Press Release dated February 27, 2006 announcing the
                  Registrant's entry into an agreement to acquire Stewart &
                  Stevenson Services, Inc.